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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

Commission File Number: 0-27118

PHARMACOPEIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27118 (Commission File Number)	33-0557266 (I.R.S. Employer Identification No.)
PO Box 5350, Princeton, New Jersey 08543-5350 (Address of principal executive offices) (Zip code)

(609) 452-3600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 9. REGULATION FD DISCLOSURE

        The following information, which is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition," instead is being furnished pursuant to Item 9, "Regulation FD Disclosure" in accordance with Securities and Exchange Commission Release No. 33-8216. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Pharmacopeia, Inc. ("Pharmacopeia") whether before or after the date hereof, regardless of any general incorporation language in such filing.

        On April 30, 2003, Pharmacopeia issued a press release announcing the financial results for the quarter ended March 31, 2003. A copy of Pharmacopeia's press release is furnished as an exhibit to this report.

        On April 30, 2003, Pharmacopeia held a conference call in connection with the announcement of its financial results for the quarter ended March 31, 2003. A copy of the transcript of Pharmacopeia's conference call is furnished as an exhibit to this report.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 30, 2003
99.2	Transcript of the first quarter 2003 earnings conference call held April 30, 2003.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.
By:	/s/ ARTHUR E. ROKE, CPA Arthur E. Roke, CPA, Vice President and Chief Accounting Officer

Date:    May 2, 2003

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